SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report:  June 10, 1996

                           READING & BATES CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                    1-5587                  73-0642271
     (State or other             (Commission            (I.R.S. Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)

                901 Threadneedle, Suite 200, Houston, TX   77079
              (Address of principal executive offices)   (Zip Code)

  Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                  Exhibit 99 - Press Release dated June 10, 1996 - Reading & Bates announces that Mr. Steven A. Webster of Falcon Drilling Company, Inc., resigned as a member of the Board of Directors of Reading & Bates and that Mr. Paul B. Loyd, Jr. of Reading & Bates resigned from the Board of Directors of Falcon Drilling Company, Inc.


                                    SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                      READING & BATES CORPORATION


                                      By  /s/T. W. Nagle
                                          ------------------------
                                          T. W. Nagle
                                          Executive Vice President,
                                          Finance and Administration


  Dated: June 10, 1996